SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)              November 17, 1997



                           GREENFIELD INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                        0-21828                 04-2917072
     (State or Other Jurisdiction       (Commission              (IRS Employer
           of Incorporation)            File Number)         Identification No.)



                          2743 Perimeter Parkway 30909
                   Building One Hundred, Suite 100 (Zip Code)
                                Augusta, Georgia
                    (Address of Principal Executive Offices)



Registrant's telephone number, including area code    (706) 863-7708




          (Former Name or Former Address, if Changed Since Last Report)

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Item 1.  Changes in Control of Registrant

     (a) On November 17, 1997, Kennametal Inc., a Pennsylvania corporation ("Parent"), announced that its wholly-owned subsidiary, Kennametal Acquisition Corp., a Delaware corporation ("Purchaser"), had accepted for payment 16,179,976, or approximately 98%, of the outstanding shares of common stock, par value $0.01 per share, including the associated preferred stock purchase rights issued pursuant to the Restated Rights Agreement between the Greenfield Industries, Inc. (the "Company" or the "Registrant") and First Chicago Trust Company of New York, as Rights Agent, dated as of February 6, 1996, as amended on October 10, 1997 (the "Shares"), of the Company, tendered in response to Purchaser's tender offer (the "Offer") for all outstanding Shares of the Company at a price of $38.00 per Share, net to the seller in cash, without interest thereon, less any required withholding taxes. The Offer expired, as scheduled, at 12:00 midnight, New York City time, on Friday, November 14, 1997.

     The Offer, commenced on October 17, 1997, was made pursuant to an Agreement and Plan of Merger, dated as of October 10, 1997 (the "Merger Agreement"), by and among Parent, Purchaser and the Company. The merger of the Purchaser into the Company (the "Merger") occurred on November 18, 1997. In accordance with Delaware law, Purchaser, as the beneficial owner of at least 90% of the outstanding Shares of the Company, was able to effect the Merger without a meeting of the stockholders of the Company. Holders of Shares which were not tendered in the Offer have statutory appraisal rights under Delaware law with respect to the Merger. Each Share of the Company outstanding which was not tendered and purchased pursuant to the Offer and with respect to which appraisal is not properly demanded by virtue of the Merger has been canceled and converted automatically into and represents the right to receive $38.00 per Share, net to such holder in cash, without interest thereon, less any required withholding taxes, upon the surrender of the certificate formerly representing such Share.

     The Company has been advised by Purchaser and Parent that the total amount of funds required by Purchaser to purchase all Shares on a fully diluted basis is approximately $780 million. The total amount of funds required to consummate the Offer and the Merger, to refinance certain of the Company's and Parent's existing indebtedness, and to pay related fees and expenses is estimated by Purchaser to be approximately $1.1 billion.

     The Company has been advised that Parent obtained the funds necessary for the foregoing and for Parent's, the Company's and their respective subsidiaries' working capital and capital expenditure requirements and general corporate purposes pursuant to a credit facility (the "Credit Agreement") entered into between Parent and Mellon Bank, N.A., as Administrative Agent, and, as initial lenders, BankBoston, N.A., Deutsche Bank AG, New York Branch and/or Cayman Islands Branch and PNC

Bank, National Association providing for up to $1.4 billion in the aggregate in the form of a revolving credit facility and a term loan facility, substantially on the terms set forth in Section 10 ("Source and Amount of Funds") on pages 15-16 of the Offer to Purchase, a copy of the form of which is attached as Exhibit (a)(1) to the Schedule 14D-1 and which Section 10 is incorporated herein by reference.

     As a result of the consummation of the Merger, the directors of Purchaser are the directors of the Company until their successors have been duly elected or appointed and qualified or their earlier death, resignation or removal in accordance with the Company' Certificate of Incorporation and By-Laws.

     (b) In connection with the Credit Agreement, Purchaser pledged, on the date of the Merger, all of the shares of common stock, par value $0.01 per share (the "Survivor Shares"), of Greenfield Industries, Inc., as the surviving corporation of the Merger (the "Surviving Corporation"), to Mellon Bank, N.A., as Collateral Agent for the benefit of the Secured Parties (as defined in the Credit Agreement). In the event the Secured Parties were to foreclose their security interest in the Survivor Shares, a change in control with respect to the Surviving Corporation would result. To the knowledge of the Surviving Corporation, there are no other arrangements, including any pledge by any person of securities of the Surviving Corporation, the operation of which may at a subsequent date result in a change in control of the Surviving Corporation.


Item 7.  Exhibits

         (c)      Exhibits


    Exhibit No.                        Description
    -----------                        -----------

10.1 Guaranty and Suretyship Agreement, dated as of November 17, 1997, made by the Subsidiary Guarantor named therein in favor of Mellon Bank, N.A., as Collateral Agent (incorporated herein by reference to Exhibit (b)(3) of the Schedule 14D-1 filed by Parent on October 17, 1997, as amended (the "Schedule 14D-1")).


10.2 Additional Subsidiary Guarantor Supplement by the Company dated as of November 18, 1997.

10.3           Subsidiary  Pledge  Agreement by the Company dated as of November
               18, 1997.

10.4 Borrower Pledge Agreement, dated as of November 17, 1997, made by Parent, as Guarantor, in favor of Mellon Bank, N.A., as Collateral Agent (incorporated herein by reference to Exhibit
               (b)(4) of the Schedule 14D-1).

10.5 Additional Designated Collateral Supplement by Parent dated as of November 18, 1997.

10.6 Agreement and Plan of Merger, dated as of October 10, 1997, by and among Parent, Purchaser and the Company (incorporated herein by reference to Exhibit 1 of the Schedule 14D-9).

10.7 Credit Agreement, dated as of November 17, 1997, by and among Parent, as Borrower, the Lender Parties named therein, and Mellon Bank, N.A., as Administrative Agent (incorporated herein by reference to Exhibit (b)(2) of the Schedule 14D-1).

99.1 Press Release, dated November 17, 1997, by Parent regarding completion of the Offer (incorporated herein by reference to Exhibit (a)(12) to Amendment No. 4, dated November 17, 1997 to the Tender Offer Statement on Schedule 14D-1, dated October 17, 1997, as amended, filed by Parent and Purchaser).

99.2 Section 10 ("Source and Amount of Funds") on pages 15- 16 of the Offer to Purchase (incorporated herein by reference to Exhibit
               (a)(1) to the Schedule 14D-1).




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GREENFIELD INDUSTRIES, INC.

Date:    November 18, 1997              By: /s/ Gary L. Weller
                                            ----------------------------------
                                            Gary L. Weller
                                            Executive Vice President and
                                            Chief Financial Officer

                                INDEX TO EXHIBITS

    Exhibit No.                        Description
    -----------                        -----------

10.1 Guaranty and Suretyship Agreement, dated as of November 17, 1997, made by the Subsidiary Guarantor named therein in favor of Mellon Bank, N.A., as Collateral Agent (incorporated herein by reference to Exhibit (b)(3) of the Schedule 14D-1 filed by Parent on October 17, 1997, as amended (the "Schedule 14D-1")).


10.2 Additional Subsidiary Guarantor Supplement by the Company dated as of November 18, 1997.

10.3           Subsidiary  Pledge  Agreement by the Company dated as of November
               18, 1997.

10.4 Borrower Pledge Agreement, dated as of November 17, 1997, made by Parent, as Guarantor, in favor of Mellon Bank, N.A., as Collateral Agent (incorporated herein by reference to Exhibit
               (b)(4) of the Schedule 14D-1).

10.5 Additional Designated Collateral Supplement by Parent dated as of November 18, 1997.

10.6 Agreement and Plan of Merger, dated as of October 10, 1997, by and among Parent, Purchaser and the Company (incorporated herein by reference to Exhibit 1 of the Schedule 14D-9).

10.7 Credit Agreement, dated as of November 17, 1997, by and among Parent, as Borrower, the Lender Parties named therein, and Mellon Bank, N.A., as Administrative Agent (incorporated herein by reference to Exhibit (b)(2) of the Schedule 14D-1).

99.1 Press Release, dated November 17, 1997, by Parent regarding completion of the Offer (incorporated herein by reference to Exhibit (a)(12) to Amendment No. 4, dated November 17, 1997 to the Tender Offer Statement on Schedule 14D-1, dated October 17, 1997, as amended, filed by Parent and Purchaser).

99.2 Section 10 ("Source and Amount of Funds") on pages 15- 16 of the Offer to Purchase (incorporated herein by reference to Exhibit
               (a)(1) to the Schedule 14D-1).